Exhibit 23.2


KPMG
750 B Street
San Diego, CA 92101


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Loronix Information Systems, Inc.:

We consent to the use of our report included herein.




                                                    /s/ KPMG LLP

San Diego, California
August 29, 2002